UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2020

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNK	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	On May 21, 2020, we held our 2020 annual meeting of stockholders (the “Annual Meeting”).

(b)	There were three matters submitted to stockholders at the Annual Meeting.

1.	To elect four Class I directors to serve for three years on our board of directors;

2.	To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To hold an advisory vote on executive compensation.

The items are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 10, 2020.

The final voting results were as follows:

Item 1: Election of Directors

Stockholders elected all Class I director nominees. The votes for the nominees were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Nancy Loewe	103,301,497	151,193	3,770,878
Steven Rosenberg	101,709,572	1,743,118	3,770,878
Enrique Senior	102,674,480	778,210	3,770,878
Nina Vaca	102,685,863	766,827	3,770,878

Item 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were cast as follows:

For	Against	Abstain
105,993,974	1,120,823	108,771

Item 3: Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ending December 31, 2019 as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion. The advisory votes were cast as follows:

For	Against	Abstain	Broker Non- Votes
102,609,327	728,947	114,416	3,770,878

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President - General Counsel

Date: May 27, 2020

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